Accounts payable - Schedule of Accounts Payable (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2020 MXN ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 MXN ($)	Dec. 31, 2018 MXN ($)
Disclosure Of Detailed Information About Accounts Payable [Abstract]
Suppliers	$ 952,912	$ 293,816	$ 735,729	$ 730,361
Interest payable	90,759		98,882	84,224
Direct employee benefits	88,567		62,494	48,239
Others suppliers	56,353		112,635	141,380
Others	5,759		11,989	10,932
Total	$ 1,194,350		$ 1,163,773	$ 1,154,712